Exhibit 10.14

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL OPTION AGREEMENT

UNDER SCHEDULE 5 INCOME TAX

(EARNINGS AND PENSIONS) ACT 2003

(ENTERPRISE MANAGEMENT INCENTIVE)

Note: Exercise of the option on an exit is only permitted to the extent the option has vested

CONTENTS

1 DEFINITIONS	1

2 GRANT OF OPTION	5

3 MANNER OF EXERCISE OF OPTIONS	6

4 TAKEOVERS AND LIQUIDATIONS	8

5 VARIATION OF SHARE CAPITAL	10

6 DISQUALIFYING EVENTS	10

7 FURTHER ASSURANCE	11

8 MISCELLANEOUS	11

OPTION AGREEMENT pursuant to Section 527 and Schedule 5 Income Tax (Earnings and Pensions) Act 2003

DATED         [DATE]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”).

(2)	[NAME & ADDRESS] (the “Executive”),

RECITALS

(A)	The Executive is a key employee within the Group and is an Eligible Employee (as defined below).

(B)	The Option is desired to take effect as a “qualifying option” within the meaning of paragraph 1 of Schedule 5.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

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“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in England. The Business Day shall be deemed to begin at 9am and end at 5pm London time;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Disqualifying Event”

means an event defined as a disqualifying event in sections 534 to 536 of ITEPA;

“Disqualifying Event Exercise Period”

means the period of 40 days from the occurrence of a Disqualifying Event (as set out in section 532 of ITEPA) during which the Executive must exercise the option in order to benefit from the provisions relating to income tax set out in sections 529 to 531 of such Act;

“Disqualifying Event Tax Liability”

means the amount of employers’ national insurance contributions (or any similar social security contributions) that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option;

“Eligible Employee”

means any individual who satisfies the requirements of Part 4 of Schedule 5;

“Exercise Price”

means the sum of €0.000149 per Option Share, adjusted if appropriate pursuant to Clause 5;

“Effective Date”

[DATE]

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

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2.	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss;

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation authority in any other jurisdiction);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

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“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the Official List of the London Stock Exchange PLC, the average of the middle market quotations of a Share as derived from the Daily Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [AMOUNT] Shares which are the subject of the Option;

“Qualifying Company”

means a company which satisfies the requirements of part 3 of Schedule 5;

“Qualifying Option”

means an option to acquire Shares which at the time it was granted meets the requirements of Schedule 5 and of which notice is given (in the form required or authorised by HMRC) to HMRC within 92 days after the date on which it is granted;

“Qualifying Subsidiary”

has the meaning set out in paragraph 11 of Schedule 5;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains more than 50 per cent. in nominal value of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares (as such terms are defined in the Articles) in issue from time to time, save that:

(a) it shall not constitute a Sale if a person or group of persons acquires more than 50 per cent. in nominal value of such A Ordinary Shares, B Ordinary Shares and C Ordinary Shares by virtue of a reduction in the Company’s share capital; and

(b) unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person or Connected Persons or group of persons referred to above are (in the reasonable opinion of the Board) Apax entities;

“Schedule 5”

means Schedule 5 to ITEPA;

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“Share”

means an ordinary “D1” share of €0.000149 in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time) which satisfies the conditions specified in paragraph 35 of Schedule 5;

“Tax Liability”

the amount of income tax and/or social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group or any other person would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option, but excluding all employers’ national insurance contributions that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option.

1.2	So far as not inconsistent with the context:-

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

(iv)	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the date of this agreement under the provisions of Schedule 5.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof.

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2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	Subject to this agreement an Option which has not lapsed may be exercised in whole or in part to the extent that it has vested in accordance with, and on the dates specified in, Schedule 1.

2.6	An Option shall lapse automatically in so far as it has not been exercised on the earliest of:-

2.6.1	the tenth anniversary of the date of this agreement;

2.6.2	twelve months after the date of the Executive’s death;

2.6.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 days after the Option has become exercisable in accordance with Clause 4;

2.6.4	the Executive being adjudicated bankrupt;

2.6.5	forthwith upon the Executive ceasing to be an Eligible Employee other than in circumstances where the employee is a Good Leaver;

2.6.6	the date falling 40 days after the Executive ceases to be an Eligible Employee in circumstances where the employee is a Good Leaver.

2.7	The Executive shall, no later than 80 days following the date of this agreement, execute a declaration to the effect that he meets the requirements of paragraph 27 of Schedule 5 in relation to the Option and if the Executive fails to do so the Board may in its discretion deem that the Option has never been granted.

3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has vested pursuant to schedule 1, the Option shall be exercisable on the dates specified in schedule 1 (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which (s)he wishes to exercise the Option accompanied by the appropriate payment of the total Exercise Price (save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price which are satisfactory to the Company) and, if required by the Company, the Tax Liability due under Clause 3.4.

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3.2	Shares shall be issued pursuant to a notice of exercise within 30 days of the Date of Exercise.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

3.4.1	the Company or other member of the Group is able to deduct an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

3.4.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

3.4.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

3.4.4	the Executive authorises the Company or other member of the Group to withhold from the Option Shares (in respect of which a notice of exercise has been submitted in accordance with Clause 3.1) such number of shares as the Board considers necessary to dispose of in order to raise an amount equal to the Tax Liability; or

3.4.5	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

3.5

The Executive shall at any time upon request to join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company or other member of the Group or other person (as applicable) for the purpose of ensuring that the liability for all employer’s National Insurance Contributions (or any similar social security contributions) arising (a) as a consequence of the exercise of any Option or the acquisition of Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in

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entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

3.6	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company pursuant to section 431 of ITEPA in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA) and sections 425 to 430 of ITEPA are not to apply to such Shares.

4	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

4.1	Sale or Asset Sale

4.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exerciseable under Clause 4.1.1 above, it may at its absolute discretion resolve that this Option becomes exercisable under clause 4.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board (prior to any Sale or Asset Sale as mentioned in clause 4.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

4.2	Listing

4.2.1	An Option may be exercised on or following a Listing in accordance with Clause 4.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.2.2

As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered

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into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 4.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 4.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

4.3	Exchange of Options

4.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this Clause referred to as “the old rights”) in consideration for the grant to him of rights (in this Clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

4.3.2	The new rights referred to in Clause 4.3.1 above shall not be regarded for the purposes of this Clause 4 as equivalent to the old rights unless:-

4.3.2.1	the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

4.3.2.2	at the time of the release of the old rights the requirements of part 6 of Schedule 5 are met in relation to the new rights;

4.3.2.3	at that time:

4.3.2.3.1	the independence requirement in paragraph 9 of Schedule 5 and the trading activities requirement in paragraph 13 or 14 of Schedule 5 are met in relation to the Acquiring Company;

4.3.2.3.2	the Executive is an Eligible Employee in relation to the Acquiring Company;

4.3.2.3.3	the requirements of part 2 of Schedule 5 are met in relation to the new rights;

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4.3.2.4	the total Market Value of the Shares immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

4.3.2.5	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

4.4	Liquidation

4.4.1	If the Company passes an effective resolution for voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.5	Where any new rights are granted pursuant to this Clause 4 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5	VARIATION OF SHARE CAPITAL

5.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under the Option, the number and nominal amount of Shares subject to the Option and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable and to the prior agreement of HMRC PROVIDED THAT:-

5.1.1	the aggregate amount payable on the exercise of an Option in full is not increased; and

5.1.2	the Exercise Price for a Share is not reduced below its nominal value.

6	DISQUALIFYING EVENTS

6.1	In the event that the Company becomes aware of the occurrence of a Disqualifying Event, the Company shall as soon as is reasonably practicable following such occurrence use its reasonable endeavours to notify the Executive of such occurrence and the date such occurrence took place.

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6.2	In addition to the Tax Liability under Clause 3.4, the Executive shall also be liable for the Disqualifying Event Tax Liability in the event that the Executive exercises the option after the expiry of the Disqualifying Event Exercise Period where the Company had previously notified the Executive of a Disqualifying Event within 14 days of the commencement of the Disqualifying Event Exercise Period.

6.3	If the Executive is liable to pay the Disqualifying Event Tax Liability then the Executive shall at any time upon request join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company, any other member of the Group or any other person (as applicable) for the purpose of ensuring that the liability for all employer’s national insurance contributions (or any similar social security contribution) arising on the exercise of any Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

7	FURTHER ASSURANCE

7.1	The Executive agrees and undertakes to do, sign and execute all such acts, deeds, documents or things as may be reasonably required by the Company for the purposes of ensuring that the Option remains a “Qualifying Option” within the meaning of Schedule 5 and to join with the Company or any other member of the Group in giving notice to HMRC as required in accordance with paragraph 44 of that Schedule.

8	MISCELLANEOUS

8.1	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above none of the rights of the parties under this agreement may be assigned or transferred.

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8.2	Notwithstanding any other provision of this agreement:

8.2.1	this agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

8.2.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

8.2.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

8.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

8.3.1	sent by first class prepaid or registered mail;

8.3.2	delivered personally; or

8.3.3	transmitted by telefacsimile (but not, for the avoidance of doubt, electronic mail), to the party to be served at the addresses hereinbefore given (or at such other address or addresses within the United Kingdom from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

8.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 8.3 above shall be deemed to have been received and effectively served:-

8.4.1	upon the day of delivery or transmission if delivered by telefacsimile before the end of a Business Day; or

8.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by telefacsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

8.5	This Deed constitutes the whole agreement between the parties hereto.

8.6	The Company and any other member of the Group shall make such disclosure of the grant of this Option to HMRC as may be required from time to time under Schedule 5 or otherwise.

8.7	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

8.8	After exercise of the Option and transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles of Association.

8.9	This agreement may be unilaterally varied by the Board in such manner as the Board shall determine in order to ensure that the Option constitutes a Qualifying Option.

8.10	The Company and any other member of the Group may pass personal information about the Executive (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations.

8.11	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

8.12	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability (including any employer’s national insurance contributions or similar in any other jurisdiction other than the United Kingdom) shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

8.13	This agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this agreement will be brought before the Courts of England and Wales.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by:-	)
Director

Director/Secretary

EXECUTED AS A DEED by	)
[NAME]	)
in the presence of:-	)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

Schedule 1

Appendix: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL OPTION AGREEMENT

Note: Exercise of the option on an exit is only permitted to the extent the option has vested

CONTENTS

1 DEFINITIONS	1

2 GRANT OF OPTION	5

3 MANNER OF EXERCISE OF OPTIONS	7

4 TAKEOVERS AND LIQUIDATIONS	8

5 VARIATION OF SHARE CAPITAL	11

6 MISCELLANEOUS	12

OPTION AGREEMENT	DATED [DATE]

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[NAME] of [UK ADDRESS] (the “Executive”).

RECITALS

(A)	The Executive is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in England. The Business Day shall be deemed to begin at 9am and end at 5pm London time;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the sum of [AMOUNT] per Option Share, adjusted if appropriate pursuant to Clause 5;

“Effective Date”

[DATE]

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

2.	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss;

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation authority in any other jurisdiction);

“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the Official List of the London Stock Exchange PLC, the average of the middle market quotations of a Share as derived from the Daily Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [AMOUNT] Shares which are the subject of the Option;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains more than 50 per cent. in nominal value of the A Ordinary Shares, B Ordinary Shares and C Ordinary Shares (as such terms are defined in the Articles) in issue from time to time, save that:

(a) it shall not constitute a Sale if a person or group of persons acquires more than 50 per cent. in nominal value of such A Ordinary Shares, B Ordinary Shares and C Ordinary Shares by virtue of a reduction in the Company’s share capital; and

(b) unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person or Connected Persons or group of persons referred to above are (in the reasonable opinion of the Board) Apax entities;

“Share”

means an ordinary “D1” share of €0.000149 in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time) ;

“Tax Liability”

the amount of income tax and/or social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group or any other person would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option, but excluding all employers’ national insurance contributions that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option.

1.2	So far as not inconsistent with the context:-

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

(iv)	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Effective Date of this agreement.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	Subject to this agreement an Option which has not lapsed may be exercised in whole or in part to the extent that it has vested in accordance with, and on the dates specified in, Schedule 1.

2.6	An Option shall lapse automatically in so far as it has not been exercised on the earliest of:-

2.6.1	the tenth anniversary of the date of this agreement;

2.6.2	twelve months after the date of the Executive’s death;

2.6.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 days after the Option has become exercisable in accordance with Clause 4;

2.6.4	the Executive being adjudicated bankrupt;

2.6.5	forthwith upon the Executive ceasing to be an Eligible Employee other than in circumstances where the employee is a Good Leaver;

2.6.6	the date falling 40 days after the Executive ceases to be an Eligible Employee in circumstances where the employee is a Good Leaver.

3	MANNER OF EXERCISE OF OPTIONS

3.1

To the extent that the Option has vested pursuant to schedule 1, the Option shall be exercisable on the dates specified in schedule 1 (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which (s)he wishes to exercise the Option accompanied by the appropriate payment of the total Exercise Price (save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price which are satisfactory to the Company) and, if required by the Company, the Tax Liability due under Clause 3.4.

3.2	Shares shall be issued pursuant to a notice of exercise within 30 days of the Date of Exercise.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

3.4.1	the Company or other member of the Group is able to deduct an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

3.4.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

3.4.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

3.4.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

3.5

The Executive shall at any time upon request to join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company or other member of the Group or other person (as applicable) for the purpose of ensuring that the liability for all employer’s National Insurance Contributions (or any similar social security contributions) arising (a) as a consequence of the exercise of any Option or the acquisition of Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive on the occurrence of a chargeable event (as defined in section 477 of ITEPA) in respect of that Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

3.6	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company pursuant to section 431 of ITEPA in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA) and sections 425 to 430 of ITEPA are not to apply to such Shares.

3.7	The Executive indemnifies the Company and each member of the Group against any Tax Liability and shall (on request) also indemnify them (to the extent permitted by law) against any employer’s National Insurance Contributions (or similar social security contributions) arising in the circumstances referred to in Clause 3.5.

4	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

4.1	Sale or Asset Sale

4.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exerciseable under Clause 4.1.1 above, it may at its absolute discretion resolve that this Option becomes exercisable under clause 4.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board (prior to any Sale or Asset Sale as mentioned in clause 4.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

4.2	Listing

4.2.1	An Option may be exercised on or following a Listing in accordance with Clause 4.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 4.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 4.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

4.3	Exchange of Options

4.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this Clause referred to as “the old rights”) in consideration for the grant to him of rights (in this Clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

4.3.2	The new rights referred to in Clause 4.3.1 above shall not be regarded for the purposes of this Clause 4 as equivalent to the old rights unless the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

4.3.2.1	the total Market Value of the Shares immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

4.3.2.2	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

4.4	Liquidation

4.4.1	If the Company passes an effective resolution for voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.5	Where any new rights are granted pursuant to this Clause 4 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5	VARIATION OF SHARE CAPITAL

5.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable PROVIDED THAT:-

5.1.1	the aggregate amount payable on the exercise of an Option in full is not increased; and

5.1.2	the Exercise Price for a Share is not reduced below its nominal value.

6	MISCELLANEOUS

6.1	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above none of the rights of the parties under this agreement may be assigned or transferred.

6.2	Notwithstanding any other provision of this agreement:

6.2.1	this agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

6.2.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

6.2.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which (s) he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

6.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

6.3.1	sent by first class prepaid or registered mail;

6.3.2	delivered personally; or

6.3.3	transmitted by telefacsimile (but not, for the avoidance of doubt, electronic mail),

to the party to be served at the addresses hereinbefore given (or at such other address or addresses within the United Kingdom from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

6.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 6.3 above shall be deemed to have been received and effectively served:-

6.4.1	upon the day of delivery or transmission if delivered by telefacsimile before the end of a Business Day; or

6.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by telefacsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

6.5	This Deed constitutes the whole agreement between the parties hereto.

6.6	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

6.7	After exercise of the Option and transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles of Association.

6.8	The Company and any other member of the Group may pass personal information about the Executive (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations.

6.9	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

6.10	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s national insurance contributions or similar in any other jurisdiction other than the United Kingdom) shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

6.11	This agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this agreement will be brought before the Courts of England and Wales.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by:-)
Director

Director/Secretary

EXECUTED AS A DEED by	)
[NAME]	)
in the presence of:-)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

Schedule 1

General Vesting

For the purposes of this agreement:

1.	one quarter of the Option Shares shall vest 12 months after the Effective Date;

2.	a further one twelfth of the Option Shares shall vest 15 months after the Effective Date with an additional one twelfth vesting after each 3 month period thereafter (with the intent that 100% of the Option Shares will have vested 48 months after the Effective Date), and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determine otherwise).

Appendix: Articles of Association of the Company

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[]

INDIVIDUAL SHADOW OPTION BONUS

AGREEMENT

Note: Exercise of the shadow option on an exit is only permitted to the extent the option has vested

CONTENTS

1	DEFINITIONS	2

2	GRANT OF SHADOW OPTIONS	4

3	PAYMENT	5

4	VARIATION OF SHARE CAPITAL	5

5	MISCELLANEOUS	6

SHADOW OPTION BONUS AGREEMENT DATED

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[ ], whose address [ ] Spain (the “Manager”).

RECITALS

(A)	The Manager is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Manager the right to subscribe a certain number of Shares in case of a Listing of the Company or, in case of a Sale, receive the Bonus, upon the terms and subject to the conditions of this agreement (the “Agreement”).

(C)	The rights and obligations of the Company under this Agreement could be transferred to any other company of the Group (as defined below) without the need for the Manager’s approval. The term “Company” would hereinafter include the company of the Group to which the rights and obligations set forth under the Agreement could be assigned, as the case may be.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings:

“Articles”

means the articles of association of the Company;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Bad Leaver”

means any situation in which the Manager ceases to be an Eligible Employee, other than the situation defined as Good Leaver.

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

1

“Bonus”

means the amount of Euros equal to the difference between the Sale Price of the Shares and the Exercise Price multiplied by the number of Shares;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in Spain. The Business Day shall be deemed to begin at 9am and end at 5pm Madrid time;

“Effective Date”

The date a Liquidity Event occurs;

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the nominal value of the Shares, adjusted if appropriate pursuant to Clause 4;

“Good Leaver”

means the Manager ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

2.	due to dismissal of the Manager by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Manager to be a Good Leaver;

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“Investor”

has the meaning given in the Articles;

“Investor Director”

has the meaning given in the Articles;

2

“Liquidity Event”

means either: (i) the Listing of the Company; or (ii) the Sale of the Company, as defined in this Agreement;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the applicable financial markets act of the jurisdiction in which the Listing takes place as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains the total share capital of the Company;

“Sale Price”

means the price per Share paid in the Sale;

“Share”

means an ordinary share of the capital of the Company that would be subscribed by the Manager immediately after the Listing of the Company;

“Tax Liability”

the amount of Personal Income Tax and/or Social Security contributions (or any similar taxes in any jurisdiction) which the Company or other member of the Group or any other person would be required to account for to the Spanish or any other jurisdiction Tax and Labour Authorities as a consequence of the Manager subscribing the Shares or receiving the Bonus;

1.2	So far as not inconsistent with the context:

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

3

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

(iv)	The headings to clauses of this Agreement are for convenience only and have no legal effect.

2	GRANT OF SHADOW OPTIONS

2.1	Should a Liquidity Event occur, the Manager is entitled to subscribe a certain number of Shares or receive the Bonus according to the following terms and to the extent the Manager is an Eligible Employee at the occurrence of the Liquidity Event:

2.1.1	In the event of Sale of the Company, the Company hereby grants to the Manager the right, upon the terms and subject to the conditions of this Agreement, to receive the Bonus.

2.1.2	In the event of Listing of the Company, the Company hereby grants to the Manager the right, upon the terms and subject to the conditions of this Agreement, to purchase the Shares.

The maximum number of Shares the Manager would be entitled to subscribe is Seven Thousand Five Hundred (7,500).

Notwithstanding the above, the amount of Shares the Manager would be entitled to subscribe for would be:

•	0 Shares until a one-year period has elapsed since the commencement of the Manager’s employment agreement (“Employment Date”),

•	1/4. of the maximum number of Shares once a 1-year period has elapsed since the Employment Date,

•

a further one twelfth of the amount of Shares after each 3 month period thereafter (with the intent that the Manager will be entitled to subscribe for 100% of the Shares 48 months after the Employment Date),

•	The right to subscribe the Shares or receive the Bonus is granted on the Employment date.

2.2	This right is personal to the Manager. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse immediately.

4

2.3	The right to subscribe the Shares or receive the Bonus would be cancelled on the earliest of the following events:

2.3.1	the tenth anniversary of the date of this Agreement;

2.3.2	the Manager ceasing to be an Eligible Employee in a Bad Leaver situation.

3	PAYMENT

3.1	Should a Sale occur, the Bonus would be paid to the Manager by the Company within 30 days after the completion of the Sale.

3.2	Should a Listing occur, the Company shall approve a share capital increase by means of which the Manager would subscribe to the number of Shares to which they are entitled at the Exercise Price.

3.3	In the event that a Tax Liability becomes due as a consequence of the payment of the Bonus or the subscription of the Shares,

3.3.1	the Company or other member of the Group is able to deduct an amount equal to the whole of the Tax Liability from the amount of the Manager’s Bonus (in case of a Sale); or

3.3.2	the Manager undertakes the obligation to sell an amount of Shares that allows him/her to transfer an amount equal to the Tax Liability to the Company; or

3.3.3	the Manager pays to the Company or other member of the Group an amount equal to the Tax Liability; or

3.3.4	the Manager enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

4	VARIATION OF SHARE CAPITAL

4.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under this Agreement, the number, class and nominal amount of Shares subject to this Agreement (the definition of Shares being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable PROVIDED THAT:

5

4.1.1	the aggregate value payable to the Manager is not increased; and

4.1.2	the Exercise Price for a Share is not reduced below its nominal value.

5	MISCELLANEOUS

5.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above in recital C, none of the rights of the parties under this Agreement may be assigned or transferred.

5.2	Notwithstanding any other provision of this Agreement:

5.2.1	this Agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Manager and the rights and obligations of the Manager under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Manager no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

5.2.2	this Agreement shall not confer on the Manager any legal or equitable rights (other than the right to receive the Bonus or subscribe the Shares in accordance to the terms of this Agreement) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

5.2.3	the Manager shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to subscribe the Shares or receive the Bonus in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

5.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

5.3.1	sent by first class prepaid or registered mail;

5.3.2	delivered personally; or

6

5.3.3	transmitted by facsimile (but not, for the avoidance of doubt, electronic mail), to the party to be served at the addresses hereinbefore given (or at such other address or addresses from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

5.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 5.3 above shall be deemed to have been received and effectively served:

5.4.1	upon the day of delivery or transmission if delivered by facsimile before the end of a Business Day; or

5.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by facsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

5.5	This Agreement constitutes the whole agreement between the parties hereto.

5.6	The Manager shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the subscription of the Shares or the receipt of the Bonus. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Manager to obtain any such consent or for any tax or other liability to which the Manager may become subject as a result of this Agreement.

5.7	After the subscription by the Manager of the Shares under the Listing alternative, the Manager shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

5.8	The Company and any other member of the Group may pass personal information about the Manager (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to third parties in connection with the administration of this Agreement or for the purpose of complying with any legal obligations.

5.9	This Agreement may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

5.10	A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s Social Security contributions or similar in any jurisdiction), shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available.

5.11	This Agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this Agreement will be brought before the Courts of England and Wales

IN WITNESS whereof the parties have executed this Agreement on the date set out above.

EXECUTED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by:	)

Director

Director/Secretary

EXECUTED by	)
[ ]	)
in the presence of:	)

Witness’ Signature:

Witness’ Name:

Witness’ Address:

Witness’ Occupation:

(1) [Name]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY

LIMITED

SUBSCRIPTION AGREEMENT

DATE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

This agreement is made on                     2011 between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	•of • (“Employee”).

1.	BACKGROUND

The Employee has acquired and is the holder of •D1 ordinary shares in the Company (“Employee Shares”).

The Employee has agreed to hold the Employee Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company adopted on 14 November 2011, as amended from time to time;

(b)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(c)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Employee Shares;

(ii)	the transfer of the Employee Shares;

(iii)	the redemption or conversion of the Employee Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the Employee Shares by the Employee.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

3.	TERMS OF SHARE HOLDING

3.1	The Employee agrees to hold the Employee Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Employee:

(a)	confirms, warrants and undertakes that he is acquiring the Employee Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Employee Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Employee Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the Employee Shares will be ignored when valuing the Employee Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the Employee Shares for tax purposes.

4.	NOT USED

5.	SHARE TRANSFER

The Employee shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Employee Shares or enter into any arrangement which may place any Encumbrance on the Employee Shares.

6.	POWER OF ATTORNEY

6.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on the Employee’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the Employee Shares in accordance with this agreement or the Articles;

(ii)	approve any alteration to this agreement pursuant to clause 7; and/or

(iii)	accept and retain any share certificate issued by the Company in respect of the Employee Shares.

6.2	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment.

6.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in its capacity as the registered holder of the Employee Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Employee Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Employee Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Employee Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3	Subject to clause 9.2, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Employee may be made without the consent of the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Employee or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Employee’s prior written consent.

8.	TAX INDEMNITY

The Employee covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Employee authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Employee agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Employee Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Employee Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Employee Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Employee Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1	This agreement shall be governed by and construed in accordance with the laws of England.

14.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the	)
first date specified on page 1, by • in the	)
presence of:	)	Signature

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until	)
the first date specified on page 1, by	)
MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a director in the presence of a witness:	) )	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

(1)

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY

LIMITED

and

(3)

SUBSCRIPTION AGREEMENT

DATE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

This agreement is made on                      between:

(1)	(“GFC”);

(2)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(3)	(“Employee”).

1.	BACKGROUND

GFC has acquired and is the holder of                      D1 ordinary shares of €                      in the Company (“GFC Shares”).

GFC has agreed to hold the GFC Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the GFC Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1.	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company adopted on as amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of or consultant to the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Employee will be deemed to cease to be an employee and/or director and/or consultant on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by GFC in the relevant Conversion Notice for the GFC Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b) or 4.3(b) (as appropriate);

(d)	“Conversion Number” means the number of GFC Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.3(a) (as appropriate);

(e)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(f)	“Relevant Cessation Date” means the date on which the Employee ceases to be an employee or director of or a consultant to any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of or a consultant to any other Group Member or, the date on which the Employee gives or is given notice of termination of his contract of employment or letter of appointment or the date of occurrence of a repudiatory breach by him of such contract or letter of appointment, including a breach caused by the Employee failing to come Into his place of work (whichever is the earlier);

(g)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the GFC Shares;

(ii)	the transfer of the GFC Shares;

(iii)	the redemption or conversion of the GFC Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the GFC Shares by GFC.

2.2.	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3.	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are Apax entities.

3.	TERMS OF SHARE HOLDING

3.1.	GFC agrees to hold the GFC Shares subject to the terms and conditions of this agreement and the Articles.

3.2.	GFC:

(a)	confirms, warrants and undertakes that it is acquiring the GFC Shares on its own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the GFC Shares, it has made its own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the GFC Shares in accordance with the Articles and this agreement;

(d)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on its behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the GFC Shares for tax purposes.

3.3.	The Employee undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the GFC Shares will be ignored when valuing the GFC Shares for tax purposes.

4.	SHARE CONVERSION

4.1.	In the event that the Employee ceases to be an employee, the Company shall notify GFC in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of GFC Shares which will be the subject of the Conversion Notice, being the number of GFC Shares held by GFC which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by GFC in the Conversion Notice for the GFC Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2.	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, GFC shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of GFC Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date.

4.3.	In the event that a Sale is to occur, the Company may notify GFC in writing by service of a Company Conversion Information Notice of:

(a)	the number of GFC Shares which will be the subject of the Conversion Notice, being the number of GFC Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of GFC Shares as is determined by the Board; and

(b)	the date to be specified by GFC in the Conversion Notice for the GFC Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

4.4.	In the event a Company Conversion Information Notice is served pursuant to clause 4.3, GFC shall, prior to the Conversion Date (but in any event within 7 days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of GFC Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of GFC Shares are converted into Deferred Shares immediately prior to the Sale).

5.	SHARE TRANSFER

GFC shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the GFC Shares or enter into any arrangement which may place any Encumbrance on the GFC Shares.

6.	POWER OF ATTORNEY

6.1.	GFC and the Employee each:

(a)	irrevocably appoint the Company as their attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on GFC’s or the Employee’s (as appropriate) behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agree that the Attorney may in the name of GFC or the Employee (as appropriate) or otherwise on GFC’s or the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the GFC Shares in accordance with this agreement or the Articles;

(ii)	accept any Company Conversion Information Notice served in accordance with this agreement;

(iii)	serve a Conversion Notice in accordance with this agreement;

(iv)	approve any alteration to this agreement pursuant to clause 7; and/or

(v)	accept and retain any share certificate issued by the Company in respect of the GFC Shares.

6.2.	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for GFC or the Employee (as appropriate) and to exercise one or more of the powers conferred on the Attorney, by this power of attorney and revoke any such appointment.

6.3.	GFC and the Employee each undertake:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by GFC in its capacity as the registered holder of the GFC Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4.	GFC and the Employee each declare that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5.	GFC and the Employee each agree that the powers of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such powers of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1.	This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his or GFC’s participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from the Employee or GFC ceasing to have rights under this agreement or losing entitlement to the GFC Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. GFC Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual or entity that holds those GFC Shares.

7.2.	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3.	Subject to clause 9.2, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member, GFC or the Employee may be made without the consent of GFC and/or the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of GFC or the Employee or materially and unfairly decrease the value of its or his subsisting rights under this agreement shall be made without GFC’s or the Employee’s (as appropriate) prior written consent.

7.4.	The Employee hereby waives any rights he may have to receive any shares in the capital of the Company pursuant to his letter of appointment dated under which he was appointed as a non-executive director of the Company.

8.	TAX INDEMNITY

GFC and the Employee jointly and severally covenant with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from them (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnify and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	GFC and the Employee authorise (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or, in the case of the Employee, his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of GFC or the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	GFC and the Employee agree (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from GFC or the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from GFC or the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1.	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2.	In the event that any of the GFC Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the GFC Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the GFC Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be ‘Vested” on the same date as 100% of the GFC Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to GFC or the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right tinder the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1.	This agreement shall be governed by and construed in accordance with the laws of England.

14.2.	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Executed as a deed, but not delivered until the first	)
date specified on page 1, by	)
by a director in the presence of a witness:	) )

Signature
Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until the first	)
date specified on page 1, by MIDASPLAYER	)
INTERNATIONAL HOLDING COMPANY	)
LIMITED by a director in the presence of a	)
witness:	)

Signature
Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

Signed as a deed, but not delivered until the first	)
date specified on page 1, by	)
) )
In the presence of
Signature

Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 1

Company Conversion Information Notice

To: [GFC]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you, Midasplayer International Holding Company Limited (“Company”) and                      on [            ], relating to your acquisition of [number and class] shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of the GFC Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company Limited

CONVERSION NOTICE

To:	Midasplayer International Holding Company Limited

[Address]

Date:	[ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles’) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [  ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of D1 Ordinary Shares:

Conversion Date:

Signed:

By: [GFC] [acting by [insert name of agent/attorney] being such person’s duly appointed [agent / or attorney])

[[and in the case of a notice exercised by an attorney]

Witnessed by:	[Witness signature]

Witness name	[Insert name of witness]
(block capitals)

Witness address	[Insert address]

SCHEDULE 2

(1) [NAME]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

SUBSCRIPTION AGREEMENT

DATE [DATE]

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

1

This agreement is made on                      between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	[Name, address] (“Employee”).

1.	BACKGROUND

The Employee has acquired and is the holder of [shares] D2 ordinary shares in the Company (“Employee Shares”) and [shares] E ordinary shares in the Company (“E Shares”).

The Employee has agreed to hold the Employee Shares and E Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company adopted on , as amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Employee will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by the Employee in the relevant Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b);

(d)	“Conversion Number” means the number of Employee Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a);

(e)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(f)	“Relevant Cessation Date” means the date on which the Employee ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or, the date on which the Employee gives or is given notice of termination of his contract of employment or the date of occurrence of a repudiatory breach by him of such contract, including a breach caused by the Employee failing to come into his place of work (whichever is the earlier);

(g)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Employee Shares and/or E Shares;

(ii)	the transfer of the Employee Shares and/or E Shares;

(iii)	the redemption or conversion of the Employee Shares and/or E Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the Employee Shares and/or E Shares by the Employee.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

3.	TERMS OF SHARE HOLDING

3.1	The Employee agrees to hold the Employee Shares and E Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Employee:

(a)	confirms, warrants and undertakes that he is acquiring the Employee Shares and E Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Employee Shares and E Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Employee Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the Employee Shares and E Shares will be ignored when valuing the Employee Shares and E Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the Employee Shares and E Shares for tax purposes.

4.	SHARE CONVERSION

4.1	In the event that the Employee ceases to be an employee, the Company shall notify the Employee in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Employee Shares which will be the subject of the Conversion Notice, being the number of Employee Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Employee in the Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Employee shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Employee Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date.

4.3	In the event that the Employee ceases to be an employee after 7 March 2015, the Company shall determine the Employee to be a “Good Leaver” (subject to the Investor Director voting in favour of such determination) in respect of the Employee Shares held by him for the purposes of the Articles.

5.	SHARE TRANSFER

The Employee shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Employee Shares or E Shares or enter into any arrangement which may place any Encumbrance on the Employee Shares or E Shares.

6.	POWER OF ATTORNEY

6.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on the Employee’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the Employee Shares or E Shares in accordance with this agreement or the Articles;

(ii)	accept any Company Conversion Information Notice served in accordance with this agreement;

(iii)	serve a Conversion Notice in accordance with this agreement;

(iv)	approve any alteration to this agreement pursuant to clause 7; and/or

(v)	accept and retain any share certificate issued by the Company in respect of the Employee Shares or E Shares.

6.2	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment.

6.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in its capacity as the registered holder of the Employee Shares or E Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1

This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Employee Shares or E Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Employee Shares and E Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Employee Shares or E Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3	Subject to clause 9.2, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Employee may be made without the consent of the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Employee or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Employee’s prior written consent.

8.	TAX INDEMNITY

The Employee covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Employee authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Employee agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Employee Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Employee Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Employee Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Employee Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1	This agreement shall be governed by and construed in accordance with the laws of England.

14.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the first date specified on page 1, by [NAME] in the presence of:	) ) )	Signature

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until the first date specified on page 1, by MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a director in the presence of a witness:	) ) ) )	Signature

Name (block capitals)
Director
Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 1

Company Conversion Information Notice

To: [Employee]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company Limited (“Company”) on [            ], relating to your acquisition of [number and class ] shares and [            ] E ordinary shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Employee Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company Limited

Conversion Notice

To:	Midasplayer International Holding Company Limited

[Address]

Date: [ ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of [            ] Ordinary Shares:

Conversion Date:

Signed

By [Employee] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address: [Insert address]]

SCHEDULE 2

[Vesting Schedule]

(1) [NAME]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY

LIMITED

SUBSCRIPTION AGREEMENT

DATE [DATE]

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

1

This agreement is made on                      between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	[Name, address] (“Employee”).

1.	BACKGROUND

The Employee has acquired and is the holder of [shares] D2 ordinary shares of €0.000149 each in the Company (“Employee Shares”).

The Employee has agreed to hold the Employee Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Employee Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Aggregate Consideration” means the aggregate consideration payable (or issuable) in connection with a Sale of the entire issued share capital of the Company and attributable to such number of the Employee Shares which are not “Vested” (pursuant to schedule 2 to this agreement) on the date of such Sale;

(b)	“Articles” means the Articles of Association of the Company adopted on , as amended from time to time;

(c)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Employee will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(d)	“Conversion Date” the date to be specified by the Employee in the relevant Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b);

(e)	“Conversion Number” means the number of Employee Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.6 (as appropriate);

(f)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(g)	“Relevant Cessation Date” means the date on which the Employee ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or, the date on which the Employee gives or is given notice of termination of his contract of employment or the date of occurrence of a repudiatory breach by him of such contract, including a breach caused by the Employee failing to come into his place of work (whichever is the earlier);

(h)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Employee Shares;

(ii)	the transfer of the Employee Shares;

(iii)	the redemption or conversion of the Employee Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 occurring during the ownership of the Employee Shares by the Employee.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are Apax entities.

3.	TERMS OF SHARE HOLDING

3.1	The Employee agrees to hold the Employee Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Employee:

(a)	confirms, warrants and undertakes that he is acquiring the Employee Shares on his own behalf for investment purposes and not re-sale;

(b)	confirms, warrants and undertakes that in deciding to apply for the Employee Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Employee Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 such that any restrictions attaching to the Employee Shares will be ignored when valuing the Employee Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs the restricted and/or unrestricted market value of the Employee Shares for tax purposes.

4.	SHARE CONVERSION

4.1	In the event that the Employee ceases to be an employee, the Company shall notify the Employee in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Employee Shares which will be the subject of the Conversion Notice, being (subject to clause 4.6) the number of Employee Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Employee in the Conversion Notice for the Employee Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Employee shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Employee Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date.

4.3	Subject to clause 4.4, in the event of a Sale consisting of a sale of the entire issued share capital of the Company, the Employee shall (if required by the Company) agree with the relevant buyer that 50 per cent. of the Aggregate Consideration (the “Deferred Consideration”) shall be paid or issued to the Employee on the date which is the earlier of:

(a)	the first anniversary of the date of the Sale (the “First Anniversary” and the date of the Sale being the “Sale Date”); or

(b)	the date on which the Employee ceases to be an employee or director of the Company or a Member of the Group (without becoming an employee or director of another company associated or connected with the Company) and such cessation is not by reason of the Employee’s resignation (other than as a result of the Employee’s permanent ill-health, as evidenced to the Company’s reasonable satisfaction by a doctor’s certificate) or by reason of the Employee’s termination by the Company or the Member of the Group for gross misconduct.

4.4

The Employee shall (if required by the Company) agree with the relevant buyer that all of the Deferred Consideration shall be forfeited by the Employee if in the period between the Sale Date and the First Anniversary, the Employee ceases to be an employee or director of the Company or a Member of the Group (without becoming an employee or director of another company associated or connected with the Company) and such cessation is by reason of the Employee’s resignation (other than as a result of the Employee’s permanent ill-health, as evidenced to the Company’s reasonable satisfaction by a doctor’s certificate) or by reason of the Employee’s termination by the Company or the Member of the Group for gross misconduct.

4.5	The provisions of clauses 4.3 to 4.4 inclusive shall not apply if, prior to the Sale, the Board and the Investor Director (in their absolute discretion) consider that (i) the Employee will cease to be employed and lose his directorship (where relevant) in connection with the Sale (other than by way of voluntary resignation) without being offered another reasonably similar position within the Group (or with any company which will become associated or connected with the Company in connection with the Sale); or (ii) the Employee will not be offered a new incentive arrangement relating to shares, cash or other assets which are reasonably economically equivalent to the value of the Deferred Consideration.

4.6	In the event of a Sale (other than a Sale consisting of a sale of the entire issued share capital of the Company) in connection with which any of the Employee Shares are to be sold or transferred, such amendments shall be made (unilaterally) to this agreement as may be determined by the Board in its absolute discretion (having first obtained the consent of the Investor Director) which it considers reasonable in connection with the arrangements relating to the circumstances in which Employee Shares are treated as “Vested” and in connection with introducing arrangements similar to those referred to in clauses 4.3 to 4.4 inclusive in relation to the relevant Sale (which may include (without limitation) fewer or more Employee Shares being treated as “Vested” than would otherwise be and the Employee agreeing to defer and/or forfeit consideration payments relating to Employee Shares).

5.	SHARE TRANSFER

The Employee shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Employee Shares or enter into any arrangement which may place any Encumbrance on the Employee Shares.

6.	POWER OF ATTORNEY

6.1	The Employee:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement and irrevocably authorises the Attorney (on the Employee’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement;

(b)	agrees that the Attorney may in his name or otherwise on the Employee’s behalf:

(i)	execute any stock transfer form and do all things necessary in order to transfer any of the Employee Shares in accordance with this agreement or the Articles;

(ii)	accept any Company Conversion Information Notice served in accordance with this agreement;

(iii)	serve a Conversion Notice in accordance with this agreement;

(iv)	approve any alteration to this agreement pursuant to clause 7; and/or

(v)	accept and retain any share certificate issued by the Company in respect of the Employee Shares.

6.2	The Attorney may:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Employee and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment.

6.3	The Employee undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Employee in its capacity as the registered holder of the Employee Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

(d)	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Employee declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Employee agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the person concerned and are irrevocable in accordance with section 4 of the Powers of Attorney Act 1971. Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment of the Employee and shall not entitle the Employee to any additional employment rights not set out in their contract of employment. The rights and obligations of the Employee under the terms of his office or employment shall not be affected by his participation in this agreement and the Employee shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Employee Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Employee Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Employee Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons.

7.3	Subject to clauses 4.6 and 9.2, the board of directors for the time being of the Company may (provided it first obtains the consent of the Investor Director) at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which:

(i)	is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Employee; or

(ii)	is an alteration to any of clauses 4.3 to 4.4 (inclusive) that is proposed in order to alter the arrangements referred to therein (or to introduce new arrangements in place of such arrangements) where the altered (or new) arrangements are not materially worse for the Employee economically than the original arrangement but result in more beneficial tax treatment for any person;

may be made unilaterally by the Board without the consent of the Employee; and

(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Employee or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Employee’s prior written consent.

8.	TAX INDEMNITY

The Employee covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Employee authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Employee by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Employee agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Employee pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Employee the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clauses 4.6 and 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Employee Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit (having first obtained the consent of the Investor Director) so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Employee Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Employee Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Employee Shares would have “Vested” under that schedule).

10.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Employee at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Employee by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

11.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

12.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

13.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

14.	GOVERNING LAW AND JURISDICTION

14.1	This agreement shall be governed by and construed in accordance with the laws of England.

14.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the	)
first date specified on page 1, by [NAME] in	)
the presence of:	)	Signature

Witness signature

Witness name
(block capitals)

Witness address

Executed as a deed, but not delivered until	)
the first date specified on page 1, by	)
MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a director in the presence of a witness:	) )	Signature

Name (block capitals)
Director

Witness signature

Witness name
(block capitals)

Witness address

SCHEDULE 1

Company Conversion Information Notice

To: [Employee]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company Limited (“Company”) on [            ], relating to your acquisition of [number and class ] shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Employee Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

On behalf of Midasplayer International Holding Company Limited

Conversion Notice

To:	Midasplayer International Holding Company Limited

[Address]

Date: [	]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [ ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of [            ] Ordinary Shares:

Conversion Date:

Signed

By [Employee] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by: [Witness signature]

Witness name: [Insert name of witness]

Witness address: [Insert address]]

SCHEDULE 2

[Vesting Schedule]

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL OPTION AGREEMENT

CONTENTS

1 DEFINITIONS	2
2 GRANT OF OPTION	6
3 MANNER OF EXERCISE OF OPTIONS	7
4 TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS	8
5 VARIATION OF SHARE CAPITAL	10
6 EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	11
7 MARKET STANDOFF	13
8 MISCELLANEOUS	14

OPTION AGREEMENT DATED

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[Name] of [Address] (the “Executive”).

RECITALS

(A)	The Executive is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Executive an option to acquire Shares (as defined in this agreement) upon and subject to the terms of this agreement.

1	DEFINITIONS

1.1	In this agreement the following words and expressions shall have the following meanings:-

“Acquiring Company”

means a company which acquires shares in the capital of the Company pursuant to a Sale;

“Articles”

means the articles of association of the Company in effect from time to time;

“Asset Sale”

means the disposal by any one or more members of the Group of assets (whether together with associated liabilities or otherwise and as part of an undertaking or otherwise) which represent 50% or more (by book value) of the consolidated gross assets of the Group at that time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

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“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in England. The Business Day shall be deemed to begin at 9am and end at 5pm London time;

“Date of Exercise”

means the date on which the Company receives both the written notice and any payment (if required) referred to in Clause 3.1;

“Effective Date”

[Date];

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the sum of [Price] per Option Share, adjusted if appropriate pursuant to Clause 5;

“Good Leaver”

means the Executive ceasing to be an employee of any member of the Group:

(a)	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

(b)	due to dismissal of the Executive by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

(c)	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Executive to be a Good Leaver;

“Grant Date”

[Date];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“HMRC”

means HM Revenue & Customs (or any other taxation or other authority in any other jurisdiction, as applicable);

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“Investor Director”

has the meaning given in the Articles;

“ITEPA”

means the Income Tax (Earnings and Pensions) Act 2003;

“Liquidation”

whether voluntary or compulsory, means the passing of a resolution for the winding-up of the Company;

“Listing”

means :

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the Financial Markets Act (Cap. 345 of the laws of Malta) as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Market Value”

means on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 or, if the Shares are quoted on the Official List of the London Stock Exchange PLC, the average of the middle market quotations of a Share as derived from the Daily Official List for the three immediately preceding dealing days;

“Option”

means the right to acquire Shares granted under this agreement;

“Option Shares”

means the [Shares] Shares which are the subject of the Option;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains more than 50 per cent. in nominal value of the A Ordinary Shares, B Ordinary Shares and C

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Ordinary Shares (as such terms are defined in the Articles) or, following a Listing, more than 50 per cent. in nominal value of the Company’s equity share capital save that:

(a)	it shall not constitute a Sale if a person or group of persons acquires more than 50 per cent. in nominal value of such A Ordinary Shares, B Ordinary Shares and C Ordinary Shares or such equity share capital by virtue of a reduction in the Company’s share capital; and

(b)	unless the Board (and the Investor Director) determine otherwise, it shall not constitute a Sale where the person or Connected Persons or group of persons referred to above are (in the reasonable opinion of the Board) Apax entities; and

(c)	an Exchange (as defined in clause 6.1) in respect of which the Executive is requested (by the Company) to release his rights under this Agreement shall not constitute a Sale;

“Share”

means an ordinary “D1” share of [Price] in the capital of the Company (or such other nominal value as may be determined by the Company in general meeting from time to time) ;

“Tax Liability”

the amount of income tax and/or social security contributions (or any similar taxes in a jurisdiction other than the United Kingdom) which the Company or other member of the Group or any other person would be required to account for to HMRC (a) as a consequence of the Executive exercising the Option or acquiring Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive in respect of that Option, but excluding all employers’ national insurance contributions (or any similar contribution in a jurisdiction other than the United Kingdom) that would, in the absence of agreement to the contrary, be payable by the Company or other member of the Group upon or as a result of the exercise of the Option.

1.2	So far as not inconsistent with the context:-

1.2.1	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

1.2.2	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

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1.2.3	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this agreement.

1.2.4	The headings to clauses of this agreement are for convenience only and have no legal effect.

2	GRANT OF OPTION

2.1	The Company hereby grants to the Executive the right, upon the terms and subject to the conditions of this agreement exercisable to the extent that the Option has vested in accordance with, and on the dates specified in, schedule 1, to purchase the Option Shares for the Exercise Price.

2.2	The Option is granted on the Grant Date.

2.3	The Option may be exercised in whole or in part, and if exercised in part the Option shall remain exercisable in respect of the remaining Option Shares on the same terms hereof.

2.4	The Option is personal to the Executive. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the Option to lapse forthwith. The Option may be surrendered at any time by the Executive.

2.5	Subject to this agreement an Option which has not lapsed may be exercised in whole or in part to the extent that it has vested in accordance with, and on the dates specified in, Schedule 1.

2.6	An Option shall lapse automatically in so far as it has not been exercised on the earliest of:-

2.6.1	the tenth anniversary of the Grant Date;

2.6.2	twelve months after the date of the Executive’s death;

2.6.3	unless the Company otherwise decides (it being able to impose such conditions as it sees fit in the event that it exercises its discretion in this regard), 40 days after the Option has become exercisable in accordance with Clause 4;

2.6.4	the Executive being adjudicated bankrupt by a court of law;

2.6.5	forthwith upon the Executive ceasing to be an Eligible Employee other than in circumstances where the employee is a Good Leaver;

2.6.6	the date falling 40 days after the Executive ceases to be an Eligible Employee in circumstances where the employee is a Good Leaver.

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3	MANNER OF EXERCISE OF OPTIONS

3.1	To the extent that the Option has vested pursuant to schedule 1, the Option shall be exercisable from the dates specified in schedule 1 (in whole or in part) by the Executive, or as the case may be his personal representatives, giving prior notice in writing to the Company specifying the number of Shares in respect of which (s)he wishes to exercise the Option accompanied by the appropriate payment of the total Exercise Price (save to the extent that the Executive has made other arrangements for the payment of the total Exercise Price which are satisfactory to the Company) and, if required by the Company, the Tax Liability due under Clause 3.4.

3.2	Shares shall be issued pursuant to a notice of exercise within 30 days of the Date of Exercise.

3.3	Where the Option is exercised only in part the balance shall remain exercisable on the same terms as originally applied to the whole Option.

3.4	In the event that a Tax Liability becomes due on the exercise of the Option, the Option may not be exercised unless:-

3.4.1	the Company or other member of the Group is able to deduct or, where possible, withhold, an amount equal to the whole of the Tax Liability from the Executive’s net pay for the next pay period; or

3.4.2	the Executive has paid to the Company or other member of the Group an amount equal to the Tax Liability; or

3.4.3	the sum of the amount that the Executive has paid to the Company or other member of the Group in respect of the Company’s or other member of the Group’s obligation to satisfy the Tax Liability and the total amount that the Company or other member of the Group is able to deduct from the Executive’s net pay for the next pay period is equal to or more than the Tax Liability; or

3.4.4	the Executive enters into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

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3.5	The Executive shall at any time upon request join in with the Company or any other member of the Group or any other person in making any election or notice reasonably required by the Company or other member of the Group or other person (as applicable) for the purpose of ensuring that (to the extent permitted by law) the liability for all employer’s National Insurance Contributions (or any similar social security contributions) arising (a) as a consequence of the exercise of any Option or the acquisition of Shares pursuant to such exercise and (b) on any gain realised or deemed to have been realised by the Executive in respect of that Option is assumed and borne solely by the Executive and treated for all purposes as a liability falling on the Executive instead of on the Company or other member of the Group or other person (as applicable) and in entering into any arrangements required by HMRC for securing that any liability so assumed is duly paid by the Executive. The Executive shall not be required to enter into any election or notice pursuant to this Clause in the event that he enters into such other arrangements with the Company, any member of the Group or any other person (as applicable) that are satisfactory to the Company, any member of the Group or any other person (as applicable) to discharge any liability referred to in this Clause.

3.6	The Executive agrees that if requested to do so by the Board he shall immediately upon exercise of the Option enter into an irrevocable joint election with his employing company pursuant to section 431 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) in a form specified by the Board that for the relevant tax purposes the market value of the Shares acquired is to be calculated as if the Shares were not restricted securities (as defined in section 423 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) and sections 425 to 430 of ITEPA (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) are not to apply to such Shares.

3.7	The Executive hereby agrees to indemnify and hold the Company and each member of the Group harmless against any Tax Liability and shall (on request) also indemnify them (to the extent permitted by law) against any employer’s National Insurance Contributions (or similar social security contributions) arising in the circumstances referred to in Clause 3.5.

3.8	The Executive hereby agrees that if the Option is exercised prior to a Listing the Executive shall, as a condition of such exercise, enter into a Subscription Agreement in the form approved by the Board.

4	TAKEOVERS, LISTINGS, ASSET SALES AND LIQUIDATIONS

4.1	Sale or Asset Sale

4.1.1	In the event that a Sale or an Asset Sale takes place, the Option may be exercised within 40 days of such Sale or Asset Sale (as applicable) occurring (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

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4.1.2	In the event that the Board becomes aware that an offer has been made which, if completed, would lead to this Option becoming exerciseable under Clause 4.1.1 above, it may at its absolute discretion resolve that this Option becomes exercisable under clause 4.1.1 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1) within such period as is determined by the Board and notified to the Executive (prior to any Sale or Asset Sale as mentioned in clause 4.1.1) and, in the event that the Option is not exercised during this period, it shall lapse in full at the end of such period (notwithstanding any other provision of this agreement).

4.2	Listing

4.2.1	An Option may be exercised on or following a Listing in accordance with Clause 4.2.2 (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.2.2	As soon as the Board has become aware that firm negotiations have been entered into or firm proposals have been made for the Listing, the Board may notify the Executive that such negotiations or proposals have been entered into or made. Within one week of such notification, the Executive may exercise the Option (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1). The Board may specify in the notification that the exercise of the Option under this Clause 4.2.2 shall be conditional upon completion of the Listing (and for the purposes of this Clause 4.2, “completion” in relation to a Listing shall be the admission or granting of permission referred to in the definition of “Listing”) and in such a case, in the event that the Listing does not proceed, the notice of exercise shall be deemed never to have been served.

4.3	Exchange of Options

4.3.1	In the event that a Sale takes place, the Executive may at any time within six months of the Sale by agreement with the Acquiring Company release his rights under the Option (in this Clause referred to as “the old rights”) in consideration for the grant to him of rights (in this Clause referred to as “the new rights”) which are equivalent to the old rights but relate to shares in a different company.

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4.3.2	The new rights referred to in Clause 4.3.1 above shall not be regarded for the purposes of this Clause 4 as equivalent to the old rights unless

4.3.2.1	the new rights are granted to the Executive by reason of his employment with the Acquiring Company or any of its 51% subsidiaries;

4.3.2.2	the total Market Value of the Shares immediately before the release of the Executive’s old rights is substantially equivalent to the total Market Value of the shares (which are the subject of the new rights) immediately after the grant of the new rights to the Executive; and

4.3.2.3	the total amount payable by the Executive for the acquisition of shares in pursuance of the new rights is substantially equivalent to the total amount that would be payable for the acquisition of Shares in pursuance of the old rights.

4.4	Liquidation

If the Company passes an extraordinary resolution for dissolution and consequential voluntary winding up of the Company, the Option may be exercised until the commencement of such winding up (but, unless the Board in its absolute discretion determines otherwise, only to the extent the Option has vested pursuant to schedule 1).

4.5	Where any new rights are granted pursuant to this Clause 4 this agreement shall in relation to the new rights be construed as if references to the Company and to the Shares were references to the Acquiring Company or as the case may be to the company in whose shares the new rights relate and to the shares of the Acquiring Company or of the other company in whose shares the new rights relate.

5	VARIATION OF SHARE CAPITAL

5.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, or if any of the shares in the Company are to be converted to shares of another class pursuant to the provisions of the Articles, the limit on the number of Shares available under the Option, the number, class and nominal amount of Shares subject to the Option (the definition of “Shares” being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted in such manner as the Board considers reasonable PROVIDED THAT:-

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5.1.1	the aggregate amount payable on the exercise of an Option in full is not increased (subject to clause 5.1.2); and

5.1.2	the Exercise Price for a Share is not reduced below its nominal value.

6	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

6.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Executive shall (if so requested by the Company) release his rights (including his right to subscribe for Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to subscribe for shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

6.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option shall instead refer to the New Company, provided that:

6.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Executive’s interest; and

6.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

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6.3	The Executive hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement and irrevocably authorises the Attorney (on the Executive’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the release of the Old Option and grant of the New Option in connection with the Exchange.

6.4	The Executive hereby authorises the Attorney to:

6.4.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

6.4.2	appoint one or more persons to act as substitute attorney for the Executive and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 6.3 or otherwise) or the revocation of the said mandate given to the Attorney.

6.5	The Executive undertakes:

6.5.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

6.5.2	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.6	The Executive declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.7	The Executive agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement are given by way of security for the performance of the obligations of the Executive and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

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6.8	The Board shall notify the Executive as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option.

7	MARKET STANDOFF

7.1	The Executive agrees that in the event of a Listing, with respect to any Shares acquired by the Executive pursuant to the exercise of the Option, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing), the Executive will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of shares permitted under Clause 7.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 7.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Executive further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

7.2

The following transfers will be exempt from Clause 7.1: (i) the transfer of any or all of the shares during the Executive’s lifetime by gift or on the Executive’s death by will or intestacy to any member(s) of Executive’s “Immediate Family” (as defined below) or to a trust for the benefit of the Executive and/or member(s) of the Executive’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 7.1 will continue to apply to the transferred shares in the hands of such transferee or other

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recipient. As used herein, the term “Immediate Family” will mean the Executive’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Executive or the Executive’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

8	MISCELLANEOUS

8.1	This agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above none of the rights of the parties under this agreement may be assigned or transferred.

8.2	Notwithstanding any other provision of this agreement:

8.2.1	this agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Executive and the rights and obligations of the Executive under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this agreement and this agreement shall afford the Executive no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

8.2.2	this agreement shall not confer on the Executive any legal or equitable rights (other than those constituting the Option) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

8.2.3	the Executive shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

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8.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

8.3.1	sent by first class prepaid or registered mail;

8.3.2	delivered personally; or

8.3.3	transmitted by telefacsimile (but not, for the avoidance of doubt, electronic mail),

to the party to be served at the addresses hereinbefore given (or at such other address or addresses within the United Kingdom (or such other jurisdiction in which the party resides) from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

8.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to sub-clause 8.3 above shall be deemed to have been received and effectively served:-

8.4.1	upon the day of delivery or transmission if delivered by telefacsimile before the end of a Business Day; or

8.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by telefacsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

8.5	This Deed constitutes the whole agreement between the parties hereto. The Executive agrees that in entering into this Deed he does not rely on, and shall have no remedy in respect of, any statement, representation, warranty or understanding other than as set out in this Deed. The only remedy available to the Executive in respect of any such statement, representation, warranty or understanding shall be for breach of contract under the terms of this Deed. Nothing in this sub-clause shall operate to exclude liability for fraud.

8.6	The Executive shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the grant or exercise of the Option. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Executive to obtain any such consent or for any tax or other liability to which the Executive may become subject as a result of his exercise of the Option.

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8.7	After exercise of the Option and transfer of the Option Shares, the Executive shall become bound by the provisions of the Articles of Association (as amended from time to time) of the Company (a copy of which is appended to and forms part of this agreement) and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles of Association.

8.8	The Executive consents that the Company shall collect and process his/her personal data for the purposes set out in this agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Executive further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of this Option or for the purpose of complying with any legal obligations. To the extent required by law, the Executive has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

8.9	This deed may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

8.10	A person who is not a party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s national insurance contributions or similar in any other jurisdiction other than the United Kingdom) shall be entitled to enforce clause 3. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

8.11	This agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this agreement will be brought before the Courts of England and Wales.

IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

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EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by a director in the presence	)
of a witness:-)		________________________________
Director

Witness’ Signature:	________________________________

Witness’ Name:	________________________________

Witness’ Address:	________________________________

Witness’ Occupation:	________________________________

EXECUTED AS A DEED by	)
[NAME]	)	________________________________
in the presence of:-)

Witness’ Signature:	________________________________

Witness’ Name:	________________________________

Witness’ Address:	________________________________

Witness’ Occupation:	________________________________

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Schedule 1

General Vesting

For the purposes of this agreement:

[Vesting Schedule]

and the Option shall be exercisable at any time after the date it has first vested (to the extent vested).

Notwithstanding any of the above:

(a)	no Option Shares shall vest after the date on which the Executive ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise; and

(b)	no Option Shares shall vest after the date of a Sale (save to the extent the Board, having obtained the consent of the Investor Director, determine otherwise);

and the Option shall lapse immediately with respect to those Option Shares that shall not vest.

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Appendix: Articles of Association of the Company

19

MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

AND

[NAME]

INDIVIDUAL SHADOW OPTION BONUS AGREEMENT

Note: Exercise of the shadow option on an exit is only permitted to the extent the option has vested

CONTENTS

1 DEFINITIONS	2
2 GRANT OF SHADOW OPTIONS	5
3 PAYMENT	6
4 VARIATION OF SHARE CAPITAL	7
5 EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY	7
6 MARKET STANDOFF	9
7 MISCELLANEOUS	10

SHADOW OPTION BONUS AGREEMENT DATED

BETWEEN:

(1)	MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED, company number C40465, a private limited company whose registered office is at 125/14, The Strand, Gzira, GZR 1027, Malta (the “Company”) and;

(2)	[Name] of [Address] (the “Manager”).

RECITALS

(A)	The Manager is a key employee within the Group at the date of this agreement.

(B)	The Company wishes to grant to the Manager the right to subscribe for a certain number of Shares in case of a Listing of the Company or, in case of a Sale, receive the Bonus, upon the terms and subject to the conditions of this agreement (the “Agreement”).

(C)	The rights and obligations of the Company under this Agreement could be transferred to any other company of the Group (as defined below) without the need for the Manager’s approval. The term “Company” would hereinafter include the company of the Group to which the rights and obligations set forth under the Agreement could be assigned, as the case may be.

1	DEFINITIONS

1.1	In this Agreement the following words and expressions shall have the following meanings:

“Articles”

means the articles of association of the Company in effect from time to time;

“Auditors”

means the auditors for the time being of the Company (acting as experts and not as arbitrators);

“Bad Leaver”

means any situation in which the Manager ceases to be an Eligible Employee, other than the situation defined as Good Leaver.

“Board”

means the board of directors of the Company or a duly constituted committee thereof;

2

“Bonus”

means the amount of Euros equal to the difference between the Sale Price of the Shares and the Exercise Price multiplied by the number of Shares that the Bonus is to be paid in respect of;

“Business Day”

means any day other than a Saturday, Sunday or a day which, by law, is a bank or legal holiday in Spain. The Business Day shall be deemed to begin at 9am and end at 5pm Madrid time;

“Effective Date”

The date a Liquidity Event occurs;

“Eligible Employee”

means any individual who is an employee of a member of the Group;

“Exercise Price”

means the nominal value of the Shares (being a sum of [Price], adjusted if appropriate pursuant to Clause 4;

“Good Leaver”

means the Manager ceasing to be an employee of any member of the Group:

1.	as a result of his death, permanent incapacity due to ill health or retirement in accordance with his contract of employment; or

2.	due to dismissal of the Manager by the Company or any member of the Group without notice or payment in lieu in circumstances where the Company or other member of the Group is not entitled to summarily dismiss; or

3.	in circumstances where the Board determines (subject to the Investor Director (as such term is defined in the Articles) voting in favour of such determination) in its absolute discretion the Manager to be a Good Leaver;

“Grant Date”

means [Date];

“Group”

has the meaning given in the Articles and “member of the Group” shall be construed accordingly;

“Investor”

has the meaning given in the Articles;

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“Investor Director”

has the meaning given in the Articles;

“Liquidity Event”

means either: (i) the Listing of the Company; or (ii) the Sale of the Company, as defined in this Agreement;

“Listing”

means:

(a)	the admission of all or any of the shares in the capital of the Company to trading on a market for listed securities designated by the applicable financial markets act of the jurisdiction in which the Listing takes place as a Recognized Investment Exchange (as defined in the Articles), together with the admission of such shares to the relative Official List (as defined in the Articles); or

(b)	if the Investors (as defined in the Articles) in their absolute discretion so determine, the admission of such shares to, or to trading on, any other market wherever situated together, if necessary, with the admission of such shares to listing on any official or otherwise prescribed list maintained by a competent or otherwise prescribed listing authority;

“Sale”

means the completion of any transaction or series of transactions whereby any person or Connected Persons (as defined in the Articles) or group of persons Acting in Concert (as defined in the Articles) purchases or otherwise acquires or obtains the total share capital of the Company save that an Exchange (as defined in Clause 5.1) in respect of which the Manager is requested (by the Company) to release his rights under this Agreement shall not constitute a Sale;

“Sale Price”

means the price per Share paid in the Sale;

“Share”

means an ordinary share of the capital of the Company that would be subscribed for by the Manager immediately after the Listing of the Company;

“Tax Liability”

the amount of Personal Income Tax and/or (to the extent permitted by law) Social Security contributions (or any similar taxes in any jurisdiction) which the Company or other member of the Group or any other person would be required to account for to the Spanish or any other jurisdiction’s Tax and Labour Authorities as a consequence of the Manager subscribing for the Shares or receiving the Bonus;

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1.2	So far as not inconsistent with the context:

(i)	Any reference herein to any enactment shall be construed as a reference to that enactment as for the time being amended or re-enacted.

(ii)	All references to the masculine gender shall be deemed also to be references to the feminine gender and all references to the singular include the plural and vice versa.

(iii)	All references to clauses or sub-clauses are unless the context otherwise requires to clauses or sub-clauses of this Agreement.

(iv)	The headings to clauses of this Agreement are for convenience only and have no legal effect.

2	GRANT OF SHADOW OPTIONS

2.1	Should a Liquidity Event occur, the Manager is entitled to subscribe for a certain number of Shares or receive the Bonus according to the following terms and to the extent the Manager is an Eligible Employee at the occurrence of the Liquidity Event:

2.1.1	In the event of Sale of the Company, the Manager has the right, upon the terms and subject to the conditions of this Agreement, to receive the Bonus.

2.1.2	In the event of Listing of the Company, the Manager has the right, upon the terms and subject to the conditions of this Agreement, to purchase the Shares.

The maximum number of Shares the Manager would be entitled to subscribe for or receive a Bonus in respect of is [Shares].

Notwithstanding the above, the amount of Shares the Manager would be entitled to subscribe for or receive a Bonus in respect of would be measured as at the date of the Sale or Listing on the following basis:

•	0 Shares until a one-year period has elapsed since the commencement of the Manager’s employment agreement (“Employment Date”);

•	1/4. of the maximum number of Shares once a 1-year period has elapsed since the Employment Date; and

•

a further one-twelfth of the amount of Shares after each 3-month period thereafter (with the intent that the Manager will be entitled to subscribe for 100% of the Shares 48 months after the Employment Date).

5

Following the Sale or Listing, the rights granted under this Agreement shall lapse with respect to the number of Shares for which the Manager was not entitled to subscribe on the Listing or receive the Bonus in connection with the Sale.

The right to subscribe for the Shares or receive the Bonus is granted on the Grant Date.

2.2	This right is personal to the Manager. It may not be transferred, assigned or charged or otherwise alienated and any purported transfer, assignment, charge or other alienation shall cause the rights of the Manager under this Agreement to lapse immediately.

2.3	The right to subscribe for the Shares or receive the Bonus would be cancelled on the earliest of the following events:

2.3.1	the tenth anniversary of the Grant Date;

2.3.2	the Manager ceasing to be an Eligible Employee in a Bad Leaver situation.

3	PAYMENT

3.1	Should a Sale occur, the Bonus would be paid to the Manager by the Company within 30 days after the completion of the Sale.

3.2	Should a Listing occur, the Company shall approve a share capital increase by means of which the Manager would subscribe for the number of Shares to which he is entitled at the Exercise Price.

3.3	In the event that a Tax Liability becomes due as a consequence of the payment of the Bonus or the subscription for the Shares,

3.3.1	the Company or other member of the Group shall be entitled to deduct an amount equal to the whole of the Tax Liability from the amount of the Manager’s Bonus (in case of a Sale); or

3.3.2	the Manager shall (if required by the Company) sell an amount of Shares that allows him/her to transfer an amount equal to the Tax Liability to the Company; or

3.3.3	the Manager shall (if required by the Company) pay to the Company or other member of the Group an amount equal to the Tax Liability; or

3.3.4	the Manager shall enter into such other arrangements for the satisfaction of the Tax Liability as are acceptable to the Company.

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4	VARIATION OF SHARE CAPITAL

4.1	In the event of any capitalisation or rights issue or any consolidation, sub-division or reduction or other variation of the share capital by the Company, the limit on the number of Shares available under this Agreement, the number, class and nominal value of Shares subject to this Agreement (the definition of Shares being adjusted accordingly) and the Exercise Price for each of those Shares may, at the discretion of the Company, be adjusted by the Company subject to the written confirmation by the Auditors that in their opinion such adjustment is fair and reasonable PROVIDED THAT:

4.1.1	the aggregate value payable to the Manager is not increased; and

4.1.2	the Exercise Price for a Share is not reduced below its nominal value.

5	EXCHANGE OF SHARES FOR SHARES OF ANOTHER COMPANY

5.1	If the Company is or is to be the subject of a transaction whereby all or substantially all of the issued share capital of the Company is or is to be exchanged for issued share capital in another company or body corporate, wherever incorporated, (the “New Company”) with the result that (in the reasonable opinion of the Board) the beneficial ownership of the issued share capital in the New Company is (or is to be) substantially the same as the beneficial ownership of the issued share capital in the Company immediately prior to such transaction (the “Exchange”), the Manager shall (if so requested by the Company) release his rights (including his right to subscribe for Shares) under this Agreement (the “Old Option”) in consideration for the grant to him of equivalent rights granted by the New Company (including a right to subscribe for shares in the New Company) (the “New Option”). The determination of such equivalence shall be made in the sole discretion of the Board whose decision shall be final and binding.

5.2	The New Option shall be on terms and conditions that are (in the opinion of the Board) equivalent to the terms and conditions of this Agreement save that where a provision in this Agreement refers to the Company the corresponding provision in the agreement governing the New Option shall instead refer to the New Company, provided that:

5.2.1	the number (and class) of shares in the New Company subject to the New Option may be different to the number (and class) of Shares subject to the Old Option, provided that (in the opinion of the Board) there shall be no material enlargement or dilution of the Manager’s interest; and

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5.2.2	the exercise price payable per share of the New Company under the New Option may be different to the Exercise Price per Share under the Old Option, provided that (i) the exercise price per share of the New Company under the New Option shall be at least the nominal value of such share and (ii) the aggregate exercise price for all of the shares of the New Company subject to the New Option immediately after the Exchange shall be substantially equivalent to the aggregate Exercise Price of all of the Shares subject to the Old Option immediately prior to the Exchange.

5.3	The Manager hereby irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this Agreement and irrevocably authorises the Attorney (on the Manager’s behalf) to execute any and all document(s) and to do any and all acts and things as the Attorney in its absolute discretion considers necessary or desirable in order to give full effect to the release of the Old Option and grant of the New Option in connection with the Exchange.

5.4	The Manager hereby authorises the Attorney to:

5.4.1	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise, and vary or revoke such delegation at any time; and

5.4.2	appoint one or more persons to act as substitute attorney for the Manager and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 5.3 or otherwise) or the revocation of the said mandate given to the Attorney.

5.5	The Manager undertakes:

5.5.1	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney; and

5.5.2	to indemnify each Attorney against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

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5.6	The Manager declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

5.7	The Manager agrees that the power of attorney and other authorities on the terms conferred by or referred to in this Agreement are given by way of security for the performance of the obligations of the Manager and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

5.8	The Board shall notify the Manager as soon as reasonably practicable following the Exchange of the release of the Old Option and the grant of the New Option.

6	MARKET STANDOFF

6.1	The Manager agrees that in the event of a Listing, with respect to any Shares acquired by the Manager pursuant to this Agreement, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of shares in the Company (determined on an as-converted basis immediately prior to Listing) and any other early release provisions permitted by the managing underwriters of the Listing in respect of the Shares, the Manager will not, if requested by the managing underwriter(s) in the initial underwritten sale of shares of the Company to the public (“Listed Shares”) pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Listed Shares or securities convertible into Listed Shares, except for: (i) transfers of shares permitted under Clause 6.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this Clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this Clause 6.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Manager further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this Clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

9

6.2	The following transfers will be exempt from Clause 6.1: (i) the transfer of any or all of the shares during the Manager’s lifetime by gift or on the Manager’s death by will or intestacy to any member(s) of Manager’s “Immediate Family” (as defined below) or to a trust for the benefit of the Manager and/or member(s) of the Manager’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of Clause 6.1 will continue to apply to the transferred shares in the hands of such transferee or other recipient. As used herein, the term “Immediate Family” will mean the Manager’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Manager or the Manager’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither is married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they have resided together in the same residence for the last twelve (12) months and intend to do so indefinitely.

7	MISCELLANEOUS

7.1	This Agreement shall be binding upon each party’s successors and assigns and personal representatives (as the case may be) but except as expressly provided above in recital C and Clause 5, none of the rights of the parties under this Agreement may be assigned or transferred.

7.2	Notwithstanding any other provision of this Agreement:

7.2.1	this Agreement shall not form part of any contract of employment between the Company or any other member of the Group and the Manager and the rights and obligations of the Manager under the terms of his office or employment with the Company or any other member of the Group shall not be affected by this Agreement and this Agreement shall afford the Manager no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever; and

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7.2.2	this Agreement shall not confer on the Manager any legal or equitable rights (other than the right to receive the Bonus or subscribe for the Shares in accordance to the terms of this Agreement) against the Company or any other member of the Group directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any other member of the Group; and

7.2.3	the Manager shall not be entitled to any compensation or damages for any loss or potential loss which (s)he may suffer by reason of being unable to subscribe for the Shares or receive the Bonus in consequence of the loss or termination of his office or employment with the Company or any other member of the Group for any reason whatsoever.

7.3	Any notice, demand, proceeding or other communication to be given, made or served hereunder or by reference hereto shall be in writing and:

7.3.1	sent by first class prepaid or registered mail;

7.3.2	delivered personally; or

7.3.3	transmitted by facsimile (but not, for the avoidance of doubt, electronic mail),

to the party to be served at the addresses hereinbefore given (or at such other address or addresses from time to time notified in writing by or on behalf of any such party or parties to the party serving the same).

7.4	Any such notice, demand, proceedings or other communication given, made or served pursuant to Clause 7.3 above shall be deemed to have been received and effectively served:

7.4.1	upon the day of delivery or transmission if delivered by facsimile before the end of a Business Day; or

7.4.2	on the next following Business Day if sent by first class prepaid or registered mail or if transmitted by facsimile or delivered personally after the end of a Business Day or on any other day not being a Business Day.

7.5	This Agreement constitutes the whole agreement between the parties hereto.

7.6	The Manager shall be responsible for obtaining any governmental or other official consent that may be required by any country or jurisdiction in order to permit the subscription for the Shares or the receipt of the Bonus. Neither the Company nor any or other member of the Group shall be responsible for any failure by the Manager to obtain any such consent or for any tax or other liability to which the Manager may become subject as a result of this Agreement.

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7.7	After the subscription by the Manager for the Shares under the Listing alternative, the Manager shall become bound by the provisions of the Articles and in particular in relation to the provisions relating to the transfer of shares which are contained in the Articles.

7.8	The Manager consents that the Company shall collect and process his personal data for the purposes set out in this Agreement and in terms of the Data Protection Act (Cap. 440 of the Laws of Malta) or similar laws in other applicable jurisdictions. The Manager further consents to the processing and release of the information contained herein by the Company (including, but without prejudice to the generality of the foregoing, such person’s name, address, age and salary details) to any other members of the Group or any third parties in connection with the administration of the rights granted under this Agreement or for the purpose of complying with any legal obligations. To the extent required by law, the Manager has the right to access data which the Company holds about him, and, where applicable, the right to ask for a rectification or erasure of such data.

7.9	This Agreement may be executed in any number of counterparts each of which shall constitute an original but all of which shall constitute one and the same instrument.

7.10	A person who is not a party to this Agreement shall have no right to enforce any term of this Agreement, save that any person which is obliged to account for any Tax Liability (or any employer’s Social Security contributions or similar in any jurisdiction), shall be entitled to enforce Clause 3. This Clause does not affect any right or remedy of any person which exists or is available.

7.11	This Agreement shall be interpreted and construed in accordance with the laws of England and Wales and any dispute arising in connection with this Agreement will be brought before the Courts of England and Wales

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IN WITNESS whereof the parties have executed this Agreement as a Deed on the date set out above.

EXECUTED AS A DEED by	)
MIDASPLAYER INTERNATIONAL	)
HOLDING COMPANY LIMITED	)
acting by a director in the presence	)
of a witness:-)
__________________________________
Director

Witness’ Signature:	__________________________________

Witness’ Name:	__________________________________

Witness’ Address:	__________________________________

__________________________________

Witness’ Occupation:	__________________________________

EXECUTED AS A DEED by	)
[NAME]	)	__________________________________
in the presence of:	)

Witness’ Signature:	__________________________________

Witness’ Name:	__________________________________

Witness’ Address:	__________________________________

__________________________________

Witness’ Occupation:	__________________________________

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(1) [NAME]

and

(2) MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED

SUBSCRIPTION AGREEMENT

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION

When considering what action you should take, you are recommended to seek your own independent financial advice from your own stockbroker, bank manager, solicitor, accountant or other independent financial adviser.

This Subscription Agreement and all other documentation received from the Company are not, and should not be taken as, a recommendation to purchase shares.

This Subscription Agreement and the accompanying documents from the Company are submitted on a confidential basis and the offer contained in them is personal to the recipient and may not be transferred or assigned by the recipient.

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This agreement is made on                             between:

(1)	Midasplayer International Holding Company Limited, company number C40465, whose registered office is at 125/14, The Strand, Gzira, GZR 1027 Malta (“Company”); and

(2)	[Name] of [Address] (the “Subscriber”).

1.	BACKGROUND

The Subscriber has acquired and is the holder of [Shares] D1 ordinary shares of [Price] in the Company (“Subscriber Shares”).

The Subscriber has agreed to hold the Subscriber Shares subject to the terms of the Articles and this agreement.

Pursuant to the provisions of this agreement, the Subscriber Shares (or a proportion thereof) will, in certain circumstances and at certain times, be converted into Deferred Shares.

2.	DEFINITIONS AND INTERPRETATION

2.1	In this agreement, the following terms shall have the following meanings and, unless the context requires otherwise, the terms defined in the Articles shall have the same meanings in this agreement:

(a)	“Articles” means the Articles of Association of the Company in force as at the date of this agreement, as may be amended from time to time;

(b)	“ceasing to be an employee” means ceasing to be an employee and/or director of the Company or any Group Member and “ceases to be an employee” shall be construed accordingly. In this definition the Subscriber will be deemed to cease to be an employee and/or director on the Relevant Cessation Date;

(c)	“Conversion Date” the date to be specified by the Subscriber in the relevant Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, being the date determined in accordance with clause 4.1(b) or 4.3(b) (as appropriate);

(d)	“Conversion Number” means the number of Subscriber Shares which are to be the subject of the relevant Conversion Notice, as calculated in accordance with clause 4.1(a) or 4.3(a) (as appropriate);

(e)	“Drag Along Notice” means a Drag Along Notice as defined in the Articles;

(f)	“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

(g)	“New Shares” has the meaning given in clause 9.3;

(h)	“Relevant Cessation Date” means the date on which the Subscriber ceases to be an employee or director of any Group Member for any reason (including death or bankruptcy) without remaining or immediately becoming an employee or director of any other Group Member or, the date on which the Subscriber gives or is given notice of termination of his contract of employment or the date of occurrence of a repudiatory breach by him of such contract, including a breach caused by the Subscriber failing to come into his place of work (whichever is the earlier);

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(i)	“Relevant Tax Liability” means any income tax and national insurance contributions (or their equivalent outside of the United Kingdom) in respect of which any Group Member has to make a payment to HM Revenue and Customs or any other tax authority and which arise by reference to:

(i)	the issue of the Subscriber Shares;

(ii)	the transfer of the Subscriber Shares;

(iii)	the redemption or conversion of the Subscriber Shares; and/or

(iv)	any other event giving rise to a charge under Part 7 of the Income Tax (Earnings and Pensions) Act 2003 (or any similar provision of law applicable in a jurisdiction other than the United Kingdom) occurring during the ownership of the Subscriber Shares by the Subscriber.

2.2	In this agreement where the context admits:

(a)	reference to the singular includes the plural, reference to any gender includes the other genders;

(b)	reference to a statutory provision includes reference to:

(i)	any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(ii)	any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement;

(c)	reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

(d)	reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

(e)	reference to any party to this agreement comprising more than one person includes each person constituting that party;

(f)	the headings are for ease of reference only and shall not affect the construction or interpretation of this agreement.

2.3	For the purposes of this agreement, “Sale” has the meaning given to it in the Articles save that (unless the Board, with the consent of the Investor Director, determines otherwise) no Sale shall be treated as occurring where the person (and Connected Persons and group of persons acting in concert, where relevant) acquiring or obtaining shares in the circumstances which is giving rise to the “Sale” are Apax entities.

3.	TERMS OF SHARE HOLDING

3.1	The Subscriber agrees to hold the Subscriber Shares subject to the terms and conditions of this agreement and the Articles.

3.2	The Subscriber:

(a)	confirms, warrants and undertakes that he is acquiring the Subscriber Shares on his own behalf for investment purposes and not re-sale;

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(b)	confirms, warrants and undertakes that in deciding to apply for the Subscriber Shares, he has made his own assessment of the risks and opportunities involved and has not relied upon any warranty, representation, or inducement from any person;

(c)	shall undertake all such acts, things and deeds necessary to effect a conversion, redemption, forfeiture and sale of the Subscriber Shares in accordance with the Articles and this agreement;

(d)	undertakes that (if required by the Company) he shall on the date of this agreement enter into an election under section 431(1) Income Tax (Earnings and Pensions) Act 2003 (or any equivalent legislation in any applicable jurisdiction) such that any restrictions attaching to the Subscriber Shares will be ignored when valuing the Subscriber Shares for tax purposes;

(e)	irrevocably agrees to the appointment of any officer of the Company to negotiate and agree on his behalf with Her Majesty’s Revenue and Customs (or any equivalent statutory body or taxation authority in any applicable jurisdiction) the restricted and/or unrestricted market value of the Subscriber Shares for tax purposes.

4.	SHARE CONVERSION

4.1	In the event that the Subscriber ceases to be an employee, the Company shall notify the Subscriber in writing, as soon as reasonably practicable before or after the Relevant Cessation Date, by a notice substantially in the form set out in schedule 1 (“Company Conversion Information Notice”) of:

(a)	the number of Subscriber Shares which will be the subject of the Conversion Notice, being the number of Subscriber Shares held by the Subscriber which are not “Vested” (pursuant to schedule 2 to this agreement) as at the Relevant Cessation Date; and

(b)	the date to be specified by the Subscriber in the Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, such date to be a date as soon as reasonably practicable before or after the Relevant Cessation Date.

4.2	In the event a Company Conversion Information Notice is served pursuant to clause 4.1, the Subscriber shall, within 7 days of receipt of the Company Conversion Information Notice, serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Subscriber Shares equal to the Conversion Number into Deferred Shares with effect from the Conversion Date. This provision is without prejudice to clause 6.1(b)(iii).

4.3	In the event that a Sale is to occur, the Company may notify the Subscriber in writing by service of a Company Conversion Information Notice of:

(a)	the number of Subscriber Shares which will be the subject of the Conversion Notice, being the number of Subscriber Shares which are not “Vested” (pursuant to schedule 2 to this agreement) as at the date of the Sale or (in the case only of a Sale which does not consist of a sale of the entire issued share capital of the Company and only where the Investor Director gives his consent) such number of Subscriber Shares as is determined by the Board; and

(b)	the date to be specified by the Subscriber in the Conversion Notice for the Subscriber Shares (or a proportion thereof) to convert into Deferred Shares, such date to be the date of the Sale (with the Conversion Notice taking effect immediately prior to the relevant Sale).

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4.4	In the event a Company Conversion Information Notice is served pursuant to clause 4.3, the Subscriber shall, prior to the Conversion Date (but in any event within 7 days of receipt of the Company Conversion Information Notice), serve a Conversion Notice on the Company, requiring the Company, pursuant to Article 7.7, to convert the number of Subscriber Shares equal to the Conversion Number into Deferred Shares on the Conversion Date (taking effect immediately prior to the relevant Sale so that the Conversion Number of Subscriber Shares are converted into Deferred Shares immediately prior to the Sale). This provision is without prejudice to clause 6.1(b)(iii).

5.	SHARE TRANSFER

The Subscriber shall not, otherwise than pursuant to the operation of Articles 11, 12, 13, 14 and 15 of the Articles, without the prior written consent of the Investor Director (such consent to be made subject to such conditions as the Investor Director may require) transfer the Subscriber Shares or enter into any arrangement which may place any Encumbrance on the Subscriber Shares.

6.	POWER OF ATTORNEY

6.1	The Subscriber:

(a)	irrevocably appoints the Company as his attorney (“Attorney”) for all purposes referred to in this agreement or in the Articles and irrevocably authorises the Attorney (on the Subscriber’s behalf) to execute all document(s) and to do any and all acts and things as the Attorney shall in its absolute discretion consider necessary in order to give full effect to the terms of this agreement or of the Articles. Every attorney that may be appointed by virtue of this Clause shall be considered to act singly as the true and lawful attorney of the Executive with full power of substitution as specified herein;

(b)	agrees that the Attorney may in his name or otherwise on the Subscriber’s behalf:

(i)	execute any stock transfer form and any other documents and do all things necessary in order to transfer any of the Subscriber Shares or New Shares in accordance with this agreement or the Articles (or the articles of association of the company in which the New Shares are issued) including, without prejudice to the generality to the foregoing, any transfer pursuant to a Drag Along Notice;

(ii)	accept any Company Conversion Information Notice (or other document) served in accordance with this agreement;

(iii)	serve a Conversion Notice (or other document) in accordance with this agreement;

(iv)	receive and comply with a Drag Along Notice;

(v)	make any tax filing or claim for relief or exemption that the Attorney considers necessary or desirable in connection with any transfer referred to at (b)(i) above;

(vi)	approve any alteration to this agreement pursuant to clause 7 or 9;

(vii)	accept and retain any share certificate issued in respect of the Subscriber Shares or New Shares;

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(viii)	sign any written resolution of the shareholders of the Company (or of the holders of the relevant class of shares in the Company) that the Board of Directors of the Company considers to be necessary or desirable for the purposes of or in connection with the IPO (as defined below) or any pre-IPO restructuring, reconstruction or amalgamation involving the share capital of the Company (“Resolutions”) including without prejudice to the generality of the foregoing any reorganisation, conversion or reclassification of all or any of the share capital of the Company and/or the alteration, abrogation or variation of the rights attached to the Subscriber Shares; and/or

(ix)	in lieu of signing a written resolution as aforesaid, to appoint a proxy to attend and vote on his or her behalf on any Resolutions to be proposed at a general meeting of the Company at the discretion of the Attorney and to approve, in writing or otherwise, any consent to the convening of any such meeting at short notice.

6.2	The Subscriber hereby authorises the Attorney to:

(a)	delegate one or more of the powers conferred on the Attorney by this power of attorney (other than the power to delegate or appoint a substitute attorney) to an officer or officers appointed for that purpose by the board of directors of the Attorney, by resolution or otherwise and vary or revoke such delegation at any time; and

(b)	appoint one or more persons to act as substitute attorney for the Subscriber and to exercise one or more of the powers conferred on the Attorney by this power of attorney and revoke any such appointment, provided that neither of the above appointments shall constitute the appointment of a new attorney (for the same business of the mandate created by virtue of Clause 6.3 or otherwise) or the revocation of the said mandate given to the Attorney.

6.3	The Subscriber undertakes:

(a)	not to exercise any power conferred on the Attorney by this power of attorney without the Attorney’s consent;

(b)	to promptly notify the Attorney of, and deliver to the Attorney, anything received by the Subscriber in its capacity as the registered holder of the Subscriber Shares or New Shares;

(c)	to ratify and confirm whatever any Attorney does or purports to do in good faith in exercising the powers conferred by this power of attorney and hereby ratifies and confirms and agrees to ratify and confirm any act whatsoever the Attorney shall lawfully do or cause to be done and all documents executed by the Attorney in the exercise or proposed exercise of all or any of his powers; and

(d)	to indemnify and hold each Attorney harmless against all claims, losses, costs, expenses, damages or liability incurred by it as a result of acting in good faith (but not acting negligently or fraudulently) pursuant to this power of attorney (including any costs incurred in enforcing this indemnity).

6.4	The Subscriber declares that a person who deals with the Attorney in good faith may accept a written statement signed by the Attorney to the effect that this power of attorney has not been revoked as conclusive evidence of that fact.

6.5	The Attorney is expressly authorized to act under this Power of Attorney.

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6.6	The Subscriber agrees that the Attorney shall not accept any responsibility and shall not be under any liability for any act or omission of the Attorney or any of its representatives (save in the case of the Attorney’s own fraud, gross negligence or wilful misconduct).

6.7	The Subscriber agrees that the power of attorney and other authorities on the terms conferred by or referred to in this agreement, including but not limited to the authority granted in terms of clause 3.2(e) of this agreement, are given by way of security for the performance of the obligations of the Subscriber and are irrevocable, to the extent permitted by applicable law, in accordance with section 4 of the Powers of Attorney Act 1971 and, in terms of Maltese law in so far as it may be applicable, article 1887 of the Civil Code (Cap. 16 of the Laws of Malta). Such power of attorney shall be irrevocable except with written consent of the Attorney.

7.	MISCELLANEOUS

7.1	This agreement shall not form part of the contract of employment of the Subscriber and shall not entitle the Subscriber to any additional employment rights not set out in their contract of employment. The rights and obligations of the Subscriber under the terms of his office or employment shall not be affected by his participation in this agreement and the Subscriber shall waive any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever (including unfair or wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under this agreement or losing entitlement to the Subscriber Shares as a result of such termination. No such participation, rights or benefits shall be taken into account for the purposes of calculating the amount of benefits payable to any pension fund. Subscriber Shares held pursuant to this agreement shall not constitute any representation or warranty that any benefit will accrue to any individual who holds those Subscriber Shares.

7.2	The terms of this agreement shall in all respects be administered by the board of directors of the Company, and in the event of any dispute or disagreement as to the interpretation of this agreement, or as to any question or right arising from or related to this agreement, the decision of the board of directors for the time being of the Company shall be final and binding upon all persons. It is expressly agreed and understood by and between the parties to this agreement that: from time to time during the term hereof there may be information relating to the Company and/or the Group which is considered by the board of directors to be of a commercially sensitive nature and/or which it would not be in the best interests of the Company to disclose to all shareholders of the Company, and accordingly disclosure of such information to the Subscriber should be withheld; the determination as to what information shall fall within this category is considered to constitute a question related to this agreement on which the decision of the board of directors for the time being of the Company shall be final and binding upon all persons as aforesaid; and that for all intents and purposes the Subscriber hereby grants his unconditional waiver to the right to receive such information as the board of directors may determine from time to time, including during or for the purposes of a general meeting of the shareholders of the Company.

7.3	Subject to clause 9.2 and 9.3, the board of directors for the time being of the Company may at any time and from time to time make any alteration to this agreement which it thinks fit provided that:

(a)	any alteration to this agreement which is necessary to comply with or to take account of any applicable legislation or statutory regulations or any change in them, or any requirements of any tax authority or to obtain or maintain favourable taxation, exchange and/or regulatory treatment for the Company, any Group Member or the Subscriber, may be made without the consent of the Subscriber; and

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(b)	(subject to clause 7.3(a)) no alteration which would materially and unfairly increase the liability of the Subscriber or materially and unfairly decrease the value of his subsisting rights under this agreement shall be made without the Subscriber’s prior written consent.

8.	TAX INDEMNITY

The Subscriber covenants with the Company to allow the Company or any other Group Member (in each case a “Relevant Payer”) to recover from him (to the extent permitted by law) all and any Relevant Tax Liability and hereby indemnifies and will keep indemnified on a continuing basis each Relevant Payer in respect of any Relevant Tax Liability (to the extent permitted by law). For the purposes of such indemnity, but without prejudice to the right of any Relevant Payer to enforce the indemnity in any other way:

(a)	the Subscriber authorises (for all purposes, including Part II of the Employment Rights Act 1996) the Relevant Payer (or his employing company if different) to deduct (to the extent permitted by law) sufficient funds which, in the reasonable opinion of the Relevant Payer, would be equal to any Relevant Tax Liability from any payment made to or in respect of the Subscriber by the employing company or the Relevant Payer on or after the date of the event which gives rise to the Relevant Tax Liability;

(b)	the Subscriber agrees (to the extent permitted by law) to pay to the Relevant Payer an amount sufficient to satisfy all Relevant Tax Liability to the extent that such liabilities are not recovered from the Subscriber pursuant to clause 8(a) or otherwise to enter into such arrangements as the Company may consider appropriate to recover from the Subscriber the amount of any Relevant Tax Liability.

9.	VARIATIONS

9.1	Subject to clause 7.3 and the following provisions of this clause 9, no variation of this agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

9.2	In the event that any of the Subscriber Shares are to be converted pursuant to the provisions of Article 7.6 of the Articles in connection with a Listing, then the board of directors for the time being of the Company may (by simple board resolution) make any alteration to this agreement which it thinks fit so that the provisions of this agreement apply (from and after the relevant conversion) in respect of the shares into which the Subscriber Shares have converted (including, for the avoidance of doubt, so that the provisions of schedule 2 apply to determine the extent to which (and when) the shares into which the Subscriber Shares have converted shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Subscriber Shares would have “Vested” under that schedule).

9.3	If the Subscriber Shares are exchanged for, converted into, or otherwise become shares of another corporation or company, wherever incorporated, (the “New Shares”), this agreement shall apply to the New Shares (in lieu of the Subscriber Shares) and shall be construed as if all references to the Company were to such other corporation or company, as if all references to the Subscriber Shares were to the New Shares and as if all references to the Articles were to the corresponding provisions of the constitutional documents of such other corporation or company and the Board may (by simple board resolution) unilaterally amend the terms of this agreement in such manner as it shall determine to be necessary or desirable:

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(a)	such that it relates to the New Shares acquired by the Subscriber (rather than the Subscriber Shares, save in respect of the provisions of clause 8 (which may be amended so that the indemnity provisions are given in respect of both the Subscriber Shares and the New Shares)), including to adjust the number of such shares in such manner as the Board determines in its sole discretion is fair and equitable;

(b)	to reflect the fact that the New Shares relate to another corporation or company, including a foreign corporation or company, as the case may be, (rather than the Company);

(c)	to take account of any other matters (such as, without limitation, variations between the Articles and the constitutional documents governing the other corporation or company in which the New Shares are issued and in the case of the corporation or company being incorporated in another jurisdiction, differences between the laws of Malta and the laws applicable to such company or corporations) that the Board considers necessary or desirable to give effect to the commercial intention of the arrangement envisaged by this agreement; and/or

(d)	so that the provisions of schedule 2 shall apply to the New Shares for the purposes of determining the extent to which (and when) the New Shares shall be treated as “Vested” with the intention that 100% of such shares will be “Vested” on the same date as 100% of the Subscriber Shares would have “Vested” under that schedule.

10.	MARKET STANDOFF

10.1	The Subscriber agrees that, subject to any early release provisions that apply pro rata to shareholders of the Company according to their holdings of A ordinary shares in the Company (determined on an as-converted into A ordinary shares basis), the Subscriber will not, if requested by the managing underwriter(s) in the initial underwritten sale of A ordinary shares of the Company to the public pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933 (the “IPO”), for a period of up to one hundred eighty (180) days following the effective date of the registration statement relating to such IPO, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any A ordinary shares or securities convertible into A ordinary shares, except for: (i) transfers of shares permitted under clause 10.2 hereof so long as such transferee furnishes to the Company and the managing underwriter their written consent to be bound by this clause as a condition precedent to such transfer; and (ii) sales of any securities to be included in the registration statement for the IPO. For the avoidance of doubt, the provisions of this clause 10.1 shall only apply to the IPO. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this clause and to impose stop transfer instructions with respect to the shares until the end of such period. The Subscriber further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing restrictions on transfer. For the avoidance of doubt, the foregoing provisions of this clause shall not apply to any registration of securities of the Company (a) under an employee benefit plan or (b) in a merger, consolidation, business combination or similar transaction.

10.2

The following transfers will be exempt from clause 10.1: (i) the transfer of any or all of the shares during the Subscriber’s lifetime by gift or on the Subscriber’s death by will or intestacy to any member(s) of the Subscriber’s “Immediate Family” (as defined below) or to a trust for the benefit of the Subscriber and/or member(s) of the Subscriber’s Immediate Family, provided that each transferee or other recipient agrees in writing satisfactory to the Company that the provisions of clause 10.1 will continue to apply to the transferred shares in the hands of such transferee or other recipient. As used herein, the term “Immediate Family” will mean the Subscriber’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted

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grandchild of the Subscriber or the Subscriber’s spouse, or the spouse of any of the above or Spousal Equivalent, as defined herein. As used herein, a person is deemed to be a “Spousal Equivalent” provided the following circumstances are true: (i) irrespective of whether or not the transferee and the Spousal Equivalent are the same sex, they are the sole spousal equivalent of the other for the last twelve (12) months, (ii) they intend to remain so indefinitely, (iii) neither are married to anyone else, (iv) both are at least 18 years of age and mentally competent to consent to contract, (v) they are not related by blood to a degree of closeness that would prohibit legal marriage in the state in which they legally reside, (vi) they are jointly responsible for each other’s common welfare and financial obligations, and (vii) they reside together in the same residence for the last twelve (12) months and intend to do so indefinitely.

10.3	Where the Subscriber Shares are exchanged for, converted into, or otherwise become New Shares, clauses 10.1 and 10.2 shall apply as if references to the Company were to the company in which the New Shares are issued.

11.	NOTICES

Any notice or other communication under or in connection with this agreement may be given:

(a)	by personal delivery or by sending the same by post, to the Subscriber at his last known address, or to the address of the place of business at which he performs the whole or substantially the whole of his duties of his office or employment, and to the Company at its registered office and where a notice or other communication is given by first class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped; or

(b)	to the Subscriber by electronic communication to their usual business address or to such other address for the time being notified for that purpose to the person giving the notice.

12.	FURTHER ASSURANCE

Each of the parties agrees that it shall execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement.

13.	COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

14.	THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement, save that a Relevant Payer shall be entitled to enforce the provisions of Clause 8 and that any holding company of the Company (from time to time) may enforce any of the provisions of this agreement (“holding company” having the meaning given in section 1159 Companies Act 2006 for this purpose). This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act. The Company may assign any of its rights under this agreement.

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15.	GOVERNING LAW AND JURISDICTION

15.1	This agreement, including, for the avoidance of doubt, the power of attorney granted in terms of clause 6 hereof, shall be governed by and construed in accordance with the laws of England.

15.2	The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

This agreement is executed and delivered as a Deed on the date set out on the first page of this agreement.

Signed as a deed, but not delivered until the first date specified on page 1, by [NAME] in the presence of:	) ) )	Signature __________________________

Witness signature	__________________________

Witness name	__________________________
(block capitals)

Witness address	__________________________

__________________________

__________________________

Executed as a deed, but not delivered until the first date specified on page 1, by MIDASPLAYER INTERNATIONAL HOLDING COMPANY LIMITED by a	) ) ) )
director in the presence of a witness:		Signature	________________________

		Name (block capitals)	________________________
Director

Witness signature	__________________________

Witness name	__________________________
(block capitals)

Witness address	__________________________

__________________________

__________________________

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SCHEDULE 1

Company Conversion Information Notice

To: [Subscriber]

[Address]

Date:

This notice is served pursuant to clause 4 of the share subscription agreement entered between you and Midasplayer International Holding Company Limited (“Company”) on [    ], relating to your acquisition of [number and class ] shares (“Subscription Agreement”).

Pursuant to clause 4 of the Subscription Agreement, you are required to serve a notice on the Company in the form attached, requesting that the Conversion Number (as specified below) of your Subscriber Shares (as defined in the Subscription Agreement) convert into Deferred Shares on the Conversion Date (as specified below):

Conversion Number:

Conversion Date:

______________________________

On behalf of Midasplayer International Holding Company Limited

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Conversion Notice

To:	Midasplayer International Holding Company Limited

[Address]

Date: [                 ]

Dear Sirs,

Conversion Notice

This notice is served pursuant to Article 7.7 of the articles of association (“Articles”) of Midasplayer International Holding Company Limited. In accordance with the Articles, notice is hereby given that the number of [    ] shares specified below shall convert into Deferred Shares on the Conversion Date specified below. [It is acknowledged that this conversion is intended to take effect immediately prior to the relevant Sale.]

Conversion Number of [[D1] [D2] Ordinary Shares]:____________

Conversion Date:____________

Signed____________

By [Subscriber] [acting by [insert name of agent / attorney] being such person’s duly appointed [agent / or attorney]]

[[and in the case of a notice exercised by an attorney]

Witnessed by:      [Witness signature]

Witness name:     [Insert name of witness]

Witness address: [Insert address]]

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SCHEDULE 2

For the purposes of this agreement:

[Vesting Schedule]

Notwithstanding any of the above, no Subscriber Shares shall “Vest” after the date on which the Subscriber ceases to be employed by (or a director of) the Company or any member of the Group unless the Board (having obtained the consent of the Investor Director) determines otherwise.

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